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                          WARBURG PINCUS BALANCED FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                 DATED MAY 14, 1998 (AS REVISED JUNE 12, 1998)

     The following information supersedes certain information in the prospectuses and statement of additional information of the fund listed above in the section entitled "Management of the Fund -- Portfolio Managers":

     M. Anthony E. van Daalen and Charles C. Van Vleet serve as Co-Portfolio Managers of the fixed income portion of the Fund. Mr. van Daalen is a Senior Vice President of Warburg and has been associated with Warburg since 1992. Mr. Van Vleet joined Warburg as a Vice President in May 1998. Prior to that time, Mr. Van Vleet was a senior vice president and senior global strategist at Putnam Investment Management. Mr. van Daalen and Mr. Van Vleet replace Dale C. Christensen, who no longer serves as Co-Portfolio Manager. Brian S. Posner and Scott T. Lewis continue to serve as Co-Portfolio Managers of the equity portion of the Fund.

Dated: December 24, 1998
                                                                         16-1298
                                                                         for
                                                                         WPGBT
                                                                         ADBAL